Exhibit 10.3

                                Form of Guaranty

                                                               November 11, 2004

ROSENTHAL & ROSENTHAL, INC.
1370 BROADWAY
NEW YORK, NY  10018

In order to induce you to enter into a Financing Agreement, with Alliance Distributors Holding, Inc. (hereinafter referred to as the "Client"), effective as of November 11, 2004 ( the "Financing Agreement") and/or to continue under or to refrain at this time from terminating your present arrangement with the Client, and in consideration of your so doing, the undersigned and each of them if more than one hereby represent and warrant to you that each and every receivable referred to or defined in said Financing Agreement and in which the Client has granted you a security interest will represent a bona fide existing obligation of a customer of the Client and owing to the Client and arising out of and acquired by the Client in the ordinary course of its business and which will be due and owing to the Client without any defense, offset or counterclaim that was in existence and, after due inquiry, known to the Client prior to the shipment of goods or rendering of service giving rise to the receivable and without any dispute, whether as to price, terms, quality or otherwise, arising from defects in goods, or non-compliance with purchase orders, that was known to the Client prior the shipment of goods or rendering of services giving rise to the receivable; that all remittances received by the Client on account of receivables will be held by the Client as your property; and that the Client will immediately deliver, to you, the identical checks, monies or other forms of payment received and that Client will not breach any warranty, covenant or representation contained Section 6.8 of the Financing Agreement other than a breach arising solely from the assertion by a customer obligated on a receivable of a defense, offset or counterclaim that was not (i) in existence or (ii) after due inquiry, known to the Client, prior to the shipment of the goods or rendering of service giving rise to the receivable.

The undersigned and each of them further represent and warrant that all goods, merchandise and warehouse receipts, if any, from time to time consigned to or pledged with you by the Client shall be properly and correctly designated as to description, quantity, quality and unit value in each schedule, warehouse receipt and consignment relating to the same tendered to you by the client; and that the same shall actually be, at the time of such tender, at the location described in such schedules and consignments.

The undersigned and each of them hereby waive notice of acceptance hereof and of all notices of any kind to which they may be entitled and further waive notice of and hereby consent to any agreement or arrangements whatever with the client or anyone else including, without being limited to, agreements and arrangements for payment, extension, subordination, composition, arrangement, compromise, discharge or release of the whole or any part of any indebtedness or for the change or surrender of any and all such goods, merchandise and warehouse receipts, and same shall in no way impair the undersigned's liability hereunder. The undersigned and each of them waive the benefits of any provision of the Bankruptcy Code and of any similar or other legislation as now or hereafter enacted, amended or added to, which may extend the time for payment of, or impair any of the obligations of the undersigned hereunder. This agreement shall continue in full force and effect until actual receipt by you from the undersigned of written notice of cancellation, but such cancellation shall be applicable only to transactions having their inception thereafter and in no way shall affect the continuing liability of those of the undersigned who do not give you such notice.

The undersigned will, at all reasonable times, and at your request, assist you in the collection and liquidation of the receivables.

The undersigned further agrees that in the event of any breach of the warranties and representations herein contained, the undersigned shall be jointly and severally liable to Rosenthal for any loss or damage suffered by Rosenthal as a result of such breach, and for costs, expense and reasonable attorney's fees.
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This agreement shall be binding upon the heirs, personal representatives, successors and assigns of each of the undersigned and the benefits thereof shall extend to and include the successors and assigns of Rosenthal. The death of any of the undersigned shall not release his estate from any liability accruing prior to death. This agreement shall be construed and governed by the laws of the state of New York. Words used herein shall have the same meaning as the words used in said Financing Agreement and any supplements and/or amendments thereto.

This agreement supersedes the Guaranties executed in your favor by the undersigned Jay Gelman and Andre Muller, dated December 9, 2003.

DATED: November 15, 2004


WITNESS:
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                                            Jay Gelman

                                            Address:
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                                            SS#:
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WITNESS:
        -------------------------------     -----------------------------------
                                            Andre Muller

                                            Address:
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                                            SS#:
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